MML SERIES INVESTMENT FUND II

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND II (THE “TRUST”) DATED MAY 1, 2005, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2004 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:

•	MML MONEY MARKET FUND

•	MML INFLATION-PROTECTED BOND FUND

•	MML MANAGED BOND FUND

•	MML BLEND FUND

•	MML EQUITY FUND

•	MML ENHANCED INDEX CORE EQUITY FUND

•	MML SMALL CAP EQUITY FUND

•	MML SMALL COMPANY OPPORTUNITIES FUND

DATED MAY 1, 2005

I.    GENERAL INFORMATION

MML Series Investment Fund II (“MML Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information provides information regarding the following seven diversified investment portfolios: MML Money Market Fund (“MML Money Market”); MML Inflation-Protected Bond Fund (“MML Inflation-Protected Bond”); MML Managed Bond Fund (“MML Managed Bond”); MML Blend Fund (“MML Blend”); MML Equity Fund (“MML Equity”); MML Enhanced Index Core Equity Fund (“MML Enhanced Index Core Equity”) and MML Small Cap Equity Fund (“MML Small Cap Equity”); and one non-diversified investment portfolio: MML Small Company Opportunities Fund (“MML Small Company Opportunities”); (collectively, the “Funds” of MML Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 (the “Declaration of Trust”). MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which Babson Capital Management LLC (“Babson Capital”) manages the investment of the assets of MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, a portion of the assets of MML Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities, MML Small Cap Equity and MML Blend. MassMutual has an investment sub-advisory agreement with Alliance Capital Management L.P. (“Alliance Capital”) whereby Alliance Capital has agreed to manage a portion of the assets of MML Equity. MassMutual, Babson Capital and Alliance Capital are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.

II.    INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS

Each Fund has a distinct investment objective that it pursues through its investment policies. The following information supplements and should be read in conjunction with the discussion of the Funds’ investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of any Fund means the lesser of (1) 67% of such Fund’s outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund’s outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the Adviser’s or any investment sub-adviser’s ability to assess changes in business and economic conditions.

In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.

A.    MML Equity

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity type securities such as preferred stocks, securities convertible into common stock and warrants. Investments are made in securities of companies which, in the opinion of Babson Capital and Alliance Capital’s Bernstein Investment Research and Management unit (“Bernstein”), are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer’s historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund’s portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor’s 500 Composite Stock Price Index. Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson Capital or Bernstein, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. The Fund may also, however, invest in non-dividend paying stocks.

Alliance Capital, through the investment professionals of Bernstein, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. To control tracking error, Alliance Capital typically holds the largest capitalization securities in the S&P 500 Index. If such securities are ranked toward the bottom of the universe, Alliance Capital will generally underweight them relative to the benchmark.

B.    MML Managed Bond

Except when invested for defensive purposes, at least 80% of assets (net assets plus the amount of any borrowings for investment purposes), will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P or Fitch (AAA, AA, A or BBB) or Moody’s (Aaa, Aa, A or Baa) or, if unrated, which are judged by the Fund’s investment sub-adviser to be of equivalent quality to securities so rated. For these purposes, a rating of BBB by S&P or Fitch includes a security that has been rated BBB- by S&P or Fitch, and a security rated Baa by Moody’s includes a security that has been rated Baa3 by Moody’s. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher rated investment grade securities.

MML Managed Bond may invest up to ten percent (10%) of its total assets in non-investment grade debt instruments and preferred stocks. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest. These instruments generally reflect a greater possibility of an adverse change in financial conditions that would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

In implementing these policies, MML Managed Bond may invest in (1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any

instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond’s assets being invested in such securities, and (2) securities of foreign issuers, provided, however, MML Managed Bond may invest not more than 10% of its assets in such securities, except as provided in (1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Babson Capital intends for the Fund’s duration to match up (within 10%) of the duration of the Lehman Brothers Aggregate Bond Index. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

C.    MML Blend

Each market segment of MML Blend has its own specific investment objective. Within the Equity Segment, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from capital appreciation. Within the Bond Segment, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Segment, MML Blend will attempt to achieve high current income, the preservation of capital and liquidity.

The Equity Segment generally invests in equity-type securities included in the Fund’s benchmark equity index. The Bond Segment generally invests in the types of bonds and other debt securities described in the Prospectus and in the above discussion of MML Managed Bond with maturities usually exceeding one year. The Bond Segment may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend’s total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities.

The Money Market Segment invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:

(a)	U.S. Treasury Bills and other U.S. Government securities;

(b)	obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada (such obligations may not exceed 25% of MML Blend’s total assets);

(c)	commercial paper, including variable amount master notes, issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the two highest grades as determined by Moody’s (P-I or P-2), S&P (A-l or A-2) or Fitch (F-1 or F-2);

(d)	publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody’s (Aaa, Aa, A or Baa) or S&P or Fitch (AAA, AA, A or BBB); or

(e)	securities of foreign issuers, provided that such securities of foreign issuers not be more than 10% of the segment’s total assets.

E.    MML Small Cap Equity

The Fund’s current nonfundamental investment policy is to normally invest at least 80% of the Fund’s assets in publicly traded stocks of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index—as of March 31, 2005, the Fund’s benchmark. However, the Fund will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index. Consequently, during periods of equity market strength, a substantial portion of the Fund’s portfolio may consist of securities issued by companies with a market capitalization in excess of the upper range of the Russell 2000 Index or the S&P Small Cap 600 Index. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Index. While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund’s shares are suitable only for those investors who are in a financial position to assume such risk.

The Fund utilizes a value-oriented strategy in making investment decisions. As such, investments are made in securities of companies that, in the opinion of Babson, are of high quality or possess a unique product, market position or operating characteristics which result in above-average levels of profitability or superior growth potential and are attractively valued in the marketplace. Traditional fundamental research techniques are employed to determine investment quality and growth potential, emphasizing each issuer’s historic financial performance, balance sheet strength, management capability and competitive position. Valuation parameters are examined to determine the attractiveness of individual securities. Consideration also is given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson Capital, the ongoing business value of the enterprise.

F.    Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index for Urban Consumers accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (for U.S. Treasury and other issuers that use a structure that accrues inflation into the principal value of the bond), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation

(for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

G.    Derivatives

Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts or as otherwise discussed below. The following is a discussion of the Funds’ authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as “Derivatives”).

The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund’s portfolio (collectively “Derivatives Transactions”). Derivatives may provide a cheaper, quicker or more specially focused way for a Fund to invest than “traditional” securities would.

1.  Forward Contracts—Each Fund may purchase or sell securities on a “when issued,” delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

While the Funds may also enter into forward contracts with the initial intention of acquiring securities for their portfolio, the Funds may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Funds could buy call or put options to “cover” the forward contracts. The Funds will not enter into a forward contract if as a result more than 25% of that Fund’s total assets would be held in a segregated account covering such contracts.

2.  Currency Transactions and Swaps—The Funds may engage in currency transactions with counterparties either to hedge foreign currency risks or to convert foreign denominated securities or obligations to U.S. dollar-denominated investments. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”), such as Fitch (F-1), or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s investment sub-adviser.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in or exposed to that currency. For example, if a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, that Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

None of the Funds will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or exposed to or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in or exposed to linked currencies. For example, if a Fund’s investment sub-adviser considers that the Austrian schilling is linked to the German Deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Fund’s investment sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Fund’s investment sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Funds are engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

3.  Interest Rate Swap Agreements—Swap Agreements—An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by an investment sub-adviser on behalf of a Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing in the future. A Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

The Funds may also engage in other types of swap transactions, including, but not limited to currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps.

4. Futures—The Funds may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.

While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes the gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, a Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its futures obligations. A Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of “initial margin” consisting of cash or U.S. Treasury securities currently equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market”.

To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

Options on Futures Contracts:    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

Combined Positions:    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

5.    Call and Put Options

Call Options give the holder the right to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, a Fund receives a premium, that may be an additional source of income for the Fund, for agreeing to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

Each Fund may write call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Put Options give the holder the right to sell the underlying securities to a Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are “covered” by a Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid, high quality debt securities. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

6.  Options on Indexes—The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

7.  Exchange Traded and Over-the-Counter Options—All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter options) that meet creditworthiness standards approved by the Funds’ Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of over-the-counter options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an over-the-counter option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written over-the-counter options as liquid. In these cases, the over-the-counter option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

8.  Interest Rate Caps—The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Funds’ Board of Trustees, a Fund selling caps and floors would maintain, in a segregated account, cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

9.  Other Derivatives—The Funds may use other derivatives that are or become appropriate in the context of each Fund’s investment objectives and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.

Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust’s current non-fundamental policies are:

1.  a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts;

2.  a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

3.  a Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options;

4.  a Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts; and

5.  a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

Segregated Accounts—If a Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government securities and other liquid, high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high quality liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund’s commitments. At the time of entering into a forward contract, the segregated account covering such forward contracts shall not exceed 25% of the Fund’s assets. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund’s other assets. A Fund may realize short-term gains or losses upon the sale of forward contracts.

Risks in Using Derivatives—There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. Risks inherent in the use of futures, options, forward contracts, and swaps include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	futures contracts and options can be highly volatile;

•	the writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

•	forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds’ other assets.

H.    Other Investment Practices

1.  Repurchase Agreements—MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Equity Index, MML Enhanced Index Core Equity, MML Small Cap Equity and MML Small Company Opportunities may enter into repurchase agreements. While it is the current expectation that not more than 5% of each such Fund’s total assets would be invested in repurchase agreements at any one time, each such Fund may invest not more than 10% of their respective total assets in such agreements. Under a repurchase agreement, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in U.S. Government securities and which meet the credit requirements set by MML Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. A repurchase agreement is considered to be a loan by a Fund for purposes of its investment restrictions, collateralized by the underlying security. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks.

While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s estate.

2.  Reverse Repurchase Agreements—MML Enhanced Index Core Equity, MML Inflation-Protected Bond, MML Blend, MML Small Cap Equity, MML Managed Bond and MML Small Company Opportunities may engage in reverse repurchase agreements, which are agreements in which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. Each such Fund will maintain a segregated account with its custodian which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described previously.

3.  Restricted and Illiquid Securities—Each Fund may invest no more than 15% (10% in the case of MML Money Market and MML Inflation-Protected Bond) of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provided that such securities are determined to be liquid by the Funds’ Board of Trustees or the Fund’s investment sub-adviser if such determination is pursuant to Board-approved guidelines.

Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the investment sub-advisers for the Funds’ portfolios. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the investment sub-adviser’s implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Funds’ investments could be impaired if trading does not develop or declines.

Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Funds’ portfolios (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exception of Rule 144A securities and commercial paper, the Funds generally do not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Funds may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time a Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund’s flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Funds may be underwriters as that term is defined in the Securities Act.

4.  Warrants and Rights—MML Small Cap Equity, MML Equity, MML Blend, MML Enhanced Index Core Equity and MML Small Company Opportunities may each invest in warrants. A warrant typically gives the holder the right to purchase an underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment for the holder. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. MML Small Cap Equity may invest up to 5% of the value of its assets in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

These Funds may also invest in rights. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.

Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

5.  Foreign Securities—Generally, the Funds may invest not more than 10% of their respective net assets in the securities of foreign issuers (with the exception of MML Inflation-Protected Bond). Investments in Canadian securities are generally limited to 25% of a Fund’s net assets. MML Inflation-Protected Bond may not invest more than 20% of its net assets in the securities of foreign issuers. Foreign securities include securities of foreign issuers represented by American Depositary Receipts (ADRs).

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

MML Inflation-Protected Bond and MML Managed Bond are permitted to invest in foreign securities, but generally intend to make such investments only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Funds’ securities are held abroad, the countries in which such securities may be held and the subcustodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Funds may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

The Funds also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and are evidence of ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

In making foreign investments, each Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their values will be affected favorably or unfavorably by changes in the strength of the U.S. dollar relative to other currencies as well as to other factors that affect securities prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include:

•	imposition of dividend or interest withholding or confiscatory taxes

•	higher brokerage costs

•	thinner trading markets, currency blockages or transfer restrictions

•	military coups or other adverse political or economic developments

•	applicability of less stringent regulation of foreign securities markets

•	the availability of less information about the issuer of the security in question

•	possible seizure, expropriation or nationalization of foreign assets

•	less government supervision and regulation of securities exchanges, brokers and listed companies

•	the difficulty of enforcing obligations in other countries

•	greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Foreign securities markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Funds are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.

Purchases of foreign securities are usually made in foreign currencies and, as a result, Funds investing in foreign securities may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Funds’ agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Funds’ ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant, political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. With regard to the actively-managed Funds, management seeks to mitigate the risks associated with these considerations through diversification and active professional judgment.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

6.  Lending Portfolio Securities—The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

(a)  the Fund must receive at least 100% cash collateral from the borrower;

(b)  the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;

(c)  the Fund must be able to terminate the loan at any time;

(d)  the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;

(e)  the Fund may pay only reasonable custodian fees in connection with the loan; and

(f)  while voting rights on the loaned securities may pass to the borrower, the Fund’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

In connection with its securities lending transactions, a Fund may return to the borrower or a third party unaffiliated with the Fund, and acting as a “placing broker,” a part of the interest earned from the investment of cash collateral received for securities loaned.

7.  Short Sales Against-the-Box—Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box.

8.  Money Market Instruments: Large Denominations—Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or more could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Funds, and in particular MML Money Market, limit the percentage of assets which may be invested in certain industries or in securities of any issuer. Accordingly, while MML Money Market has relatively small net assets and net cash flow from sales and redemptions of shares, it may be unable to invest in money market instruments paying the highest yield available at a particular time.

9.  MML Money Market Investments—For so long as MML Money Market values its portfolio instruments on the basis of amortized cost (see “Purchase, Redemptions and Pricing of Securities Being Offered”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. MML Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

MML Money Market’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Ratings, IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

MML Money Market’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, an investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, MML Money Market would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of MML Money Market include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States)

and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

10.  Other Short-Term Investments—The Funds may invest, without restriction or limitation (except as specifically described below), in the following types of money market instruments:

U.S. Government Securities—Some U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are secured by the right of the issuer to borrow from the U.S. Treasury. Other U.S. Government securities are supported by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality. Other U.S. Government securities are supported only by the credit of the issuing agent or instrumentality. These securities bear fixed, floating or variable rates of interest. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

Bank Obligations—The Funds may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper—Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), A-1 or A-2 by Standard & Poor’s Ratings Group (“S&P”), a division of The McGraw-Hill Companies, Inc., or F-1 or F-2 by Fitch Ratings (“Fitch”), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Baa by Moody’s or at least BBB by S&P or Fitch, or (c) if unrated, determined by the investment sub-adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

MML Small Cap Equity will limit its investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar Obligations”) and U.S. branches of foreign banks (“Yankeedollar Obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar Obligations and Yankeedollar Obligations will not be acquired if, as a result, more than 25% of the Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as domestic banks.

11.  Mortgage-Backed Securities and CMOs—The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates and decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent of the value of other debt securities, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

12.  Asset-Backed Securities—These securities are issued by trusts and special purpose entities. They are backed by pools of assets, such as automobile and credit-card receivables and home equity loans. Payments on the underlying obligations are passed through to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset- backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return, similar to prepayments of a pool of mortgage loans underlying mortgage-backed securities described above. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

13.  Lower Quality Debt Instruments and Preferred Stock—MML Managed Bond, MML Inflation-Protected Bond and MML Blend may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P, Fitch or Moody’s as determined at the time of purchase. MML Managed Bond and MML Blend may each invest not more than 10% of its respective total assets in such investments. MML Inflation-Protected Bond may, but does not intend to, invest up to 20% of its total assets in such debt instruments. Lower quality debt instruments, which are also known as “junk bonds,” involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which the Funds seek to achieve their respective investment objectives and such investor’s ability to assume these risks before investing in the Funds.

14.  Exchange Traded Funds (ETFs)—These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

15.  Investment Basket—The Board of Trustees of MML Trust, notwithstanding any of the investment restrictions set forth in this SAI or those set forth in the Prospectus, except those imposed as a matter of law, may authorize one or more Funds to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs. The Board must determine that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-adviser. Moreover, at the time of making such an investment or entering into such transaction, such investments or instruments cannot account for more than 10% of the Fund’s total assets.

16.  Other Income-Producing Securities

Other types of income-producing securities that the Funds (other than MML Money Market) may purchase include, but are not limited to, the following, although the investment sub-adviser for MML Managed Bond and the Bond Segment of MML Blend will not purchase securities which require interest rate anticipation techniques:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

17.  Stock Index Futures—A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. MML Equity, MML Enhanced Index Core Equity and the Equity Segment of MML Blend purchase and sell futures contracts on the relevant stock index for which it can obtain the best price with consideration also given to liquidity.

Using futures in anticipation of market transactions involves certain risks. Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

In connection with their futures transactions, MML Equity, MML Enhanced Index Core Equity and the Equity Segment of MML Blend may be required to establish and maintain at the custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

18.  Trading Activity—It is the policy of MML Equity not to invest for the purpose of exercising management or control. It is also the policy of MML Equity not to engage in arbitrage activities. In seeking a high rate of return from interest income and capital appreciation as well as in seeking to preserve capital values, Babson intends to engage in the active management of MML Managed Bond’s portfolio. MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated from time to time that MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when management deems that such transactions will improve the yield or the quality of the portfolio.

The investment Sub-Advisers intend to use trading as a means of managing the portfolio of MML Inflation-Protected Bond, MML Blend, MML Managed Bond, MML Enhanced Index Core Equity and MML Small Company Opportunities in seeking to achieve their investment objectives. Portfolio trading involves transaction costs, but will be engaged in when a Fund’s investment sub-adviser believes the result of the trading, net of transaction costs, will benefit the Funds.

19.  Dollar Roll Transactions—To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Inflation-Protected Bond, MML Blend, MML Enhanced Index Core Equity and MML Small Cap Equity may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

Each Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made to the Funds’ adviser, sub-advisers, or any of their affiliates who provide services to the Funds. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting.

MassMutual and the Funds’ sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-advisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and, on request, quarterly, 30 days after each quarter-end. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds also make available as soon as possible after each quarter-end, quarterly fund fact sheets that disclose each Fund’s top five holdings and quarterly reports that disclose each Fund’s top ten holdings.

Other Disclosures

To the extent permitted under applicable law, MassMutual and the Funds’ sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (Investors Bank & Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers (currently, Babson Capital Management LLC engages Institutional Shareholder Services, Inc.), and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

III.    INVESTMENT RESTRICTIONS

The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of a Fund. Each Fund may not:

1.  Except with respect to the MML Small Company Opportunities Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations;

2.  Purchase commodities or commodity contracts, except to the extent that a Fund may enter into financial futures contracts, options, options on futures, and other financial transactions not involving physical commodities (see the Prospectus and “Investment Practices of the Funds and Related Risks—Derivatives” in this Statement of Additional Information);

3.  Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.);

4.  Participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

5.  Make loans, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

6.  Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

7.  Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	In the case of the MML Money Market Fund, there is no limitation in respect of certificates of deposit and bankers’ acceptances.

(b)	The MML Money Market Fund, MML Managed Bond Fund and the Bond Segment of the MML Blend Fund each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. (However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Fund’s total assets in either the electric utility or telephone industries).

In addition, MML Money Market Fund may not make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by vote of a majority of the Board members at any time.

The Funds may not sell securities short, but reserve the right to sell securities short against the box. Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, the Funds may each (1) engage in hedging transactions, techniques and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by that Fund’s investment sub-adviser, and provided that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of that Fund’s total assets.

In addition, each Fund may not:

(1)	Invest for the purpose of exercising control over, or management of, any company; and

(2)	Invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment sub-advisers or affiliates thereof. It is expected that the Funds would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

IV.     MANAGEMENT OF THE TRUST

MML Trust has a Board of Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of MML Trust. The Board of Trustees of MML Trust is generally responsible for management of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Fund, approve contracts and authorize MML Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of MML Trust (“Disinterested Trustees”) have retained independent legal counsel. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Babson Capital and Alliance Capital may be considered part of the management of MML Trust. The Trustees and principal officers of MML Trust are listed below together with information on their positions with MML Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees1

Ronald J. Abdow	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 73
Trustee since 2005
Trustee of 28 portfolios in fund complex

Chairman, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and

(1)	Each Trustee serves for an indefinite term, until his or her successor is elected.

Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Board IV OppenheimerFunds (investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 46
Trustee since 2005
Trustee of 28 portfolios in fund complex

Senior Lecturer, Finance, Harvard Business School, January 2003-present; Chairman (1995-present) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

Maria D. Furman	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 51
Trustee since 2005
Trustee of 28 portfolios in fund complex

Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 54
Trustee since 2005
Trustee of 28 portfolios in fund complex

President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003); President, Genetics (1997-2001), Genzyme Corporation; Director (since 1997), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Corine T. Norgaard[2]	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 67
Trustee since 2005
Trustee of 30 portfolios in fund complex

President (since 2004), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford; Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (since 1997), Frontier Trust Company, FSB (formerly, Advest Bank & Trust Co. and Advest Trust Co.); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

(2)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC (“Babson Capital”), an indirect subsidiary of MassMutual, Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Interested Trustees1

Susan A. Alfano[3]	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 51
Trustee since 2005
Trustee of 28 portfolios in fund complex

Executive Vice President (since April 2001), Senior Vice President (1992-2001), Massachusetts Mutual Life Insurance Company; Chairman (since 1998), MassMutual Benefits Management, Inc.; Trustee (since 2003), OppenheimerFunds, Inc., Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Kevin M. McClintock[4]	Trustee and President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 43
Trustee since 2005
President since 2005
Trustee of 28 portfolios in fund complex

Managing Director and Member of the Board of Managers (1999-present), Babson Capital Management LLC; Managing Director (1999-2004), S.I. International Assets (formerly known as Babson-Stewart Ivory International); Trustee (since 1999), MassMutual Premier Funds (open-end investment company).

Principal Officers5

James S. Collins	Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 47
Officer since 2005
Officer of 59 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2000), MassMutual Select Funds (open-end investment company), Treasurer (since 2005), MassMutual Premier Funds (open-end investment company).

Ian W. Sheridan	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 40
Officer since 2005
Officer of 59 portfolios in fund complex

Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP); Vice President (since 2004), MML Series Investment Fund (open-end investment company); Vice President (since 2004), MassMutual Select Funds (open-end investment company), Vice President (since 2005), MassMutual Premier Funds (open-end investment company).

(3)	Ms. Alfano is an “Interested Person” as that term is defined in the 1940 Act, through her employment with MassMutual.
(4)	Mr. McClintock is an “Interested Person” as that term is defined in the 1940 Act, through his employment with Babson Capital.
(5)	Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 58 Officer since 2005 Officer of 53 portfolios in fund complex	Vice President of MML Trust

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), MML Series Investment Fund (open-end investment company), Vice President (since 2004), MassMutual Premier Funds (open-end investment company).

Michael A. Chong 1295 State Street Springfield, MA 01111 Age: 47 Officer since 2005 Officer of 59 portfolios in fund complex	Vice President and Chief Compliance Officer of MML Trust

Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), Second Vice President (1996-1999), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MML Series Investment Fund (open-end investment company), Vice President and Chief Compliance Officer (since 2004), MassMutual Premier Funds (open-end investment company).

Thomas M. Kinzler 1295 State Street Springfield, MA 01111 Age: 49 Officer since 2005 Officer of 59 portfolios in fund complex	Vice President and Clerk of MML Trust

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), MassMutual; Vice President and Secretary (since 1999), MassMutual Select Funds (open-end investment company); Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company), Vice President and Clerk (since 2004), MassMutual Premier Funds (open-end investment company).

The Board of Trustees of the Trust has an Audit Committee, a Nominating and Independent Trustees’ Matters (“Nominating”) Committee and an Administrative Functions (“Administrative”) Committee. The Audit Committee and Nominating Committee are comprised of Trustees who are not “interested persons” of the Trust. Currently, Mr. El-Hage and Ms. Norgaard comprise the Audit Committee and all of the Disinterested Trustees comprise the Nominating Committee. The Administrative Committee is comprised of Messrs. McClintock and Abdow and Ms. Alfano, Ms. Furman and Ms. Merrifield. The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust’s Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer and (ii) monitors the independence of legal counsel for the Independent Trustees. The Audit Committee, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Administrative Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters.

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2004.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Ronald J. Abdow	over $100,000	over $100,000
Nabil N. El-Hage	None	$10,001-$50,000
Maria D. Furman	None	over $100,000
C. Ann Merrifield	None	None
Corine T. Norgaard	None	$10,001-$50,000
Interested Trustees
Susan A. Alfano	None	over $100,000
Kevin M. McClintock	None*	None

*	Mr. Kevin M. McClintock participates in a deferred compensation plan in which $10,001-50,000 is tied to the performance of shares of the MassMutual Premier Small Company Opportunities Fund. Mr. McClintock is neither the record holder nor beneficial holder of shares of the MassMutual Premier Small Company Opportunities Fund, although he does maintain an economic interest in the MassMutual Premier Small Company Opportunities Fund by virtue of this deferred compensation plan.

The Trust pays each Trustee who is not an officer or employee of MassMutual, Babson Capital or Alliance Capital, a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. These fees include an annual retainer of $10,000 and a per meeting attendance fee of $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Committee chairpersons receive an additional annual retainer of $2,500.

V.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

MassMutual, MML Bay State and C.M. Life Insurance Company (“C.M. Life”) were the record owners of all of the outstanding shares of each series of MML Trust as of May 1, 2005 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of MML Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111.

VI.    INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment adviser to each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the “Management Agreements”). Under the Management Agreements, other than for the MML Managed Bond, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment subadvisory agreements (the “Subadvisory Agreements”).

Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate, for each of MML Money Market, MML Managed Bond, MML Blend and MML Equity, of .50% of the first $100 million of the average daily net assets of each Fund, .45% of the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million. For the Management Agreement relating to MML Inflation-Protected Bond, MassMutual is paid a quarterly fee at the annual rate of .60% of the first $100 million of the average daily net assets of the Fund, .55% of the next $200 million, .50% of the next $200 million and ..45% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of .55% of the average daily net assets of MML Enhanced Index Core Equity. MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net assets of MML Small Cap Equity, .60% of the next $100 million, .55% of the next $300 million and .50% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of 1.05% of the average daily net assets of MML Small Company Opportunities.

MassMutual has agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 2006. This agreement cannot be terminated unilaterally by MassMutual. For the period ended December 31, 2004, MassMutual paid $25,132 for MML Enhanced Index Core Equity.

The Management Agreements also provide that MassMutual will perform all administrative functions relating to the Fund. With respect to each of the Funds except MML Managed Bond, MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses. The Management Agreement relating to MML Managed Bond provides that MassMutual will perform all administrative functions relating to that Fund and will bear all expenses of that Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as described in the 1940 Act or advisers of the Trust; and (5) fees of the Fund’s independent certified public accountants.

The net asset values of the Funds at December 31, 2004 and the investment management fees each paid during the past three years were:

Fund	Net Assets Dec. 31, 2004	Investment Management Fees
		2004	2003	2002
MML Money Market Fund	$115,616,853	$622,120	$800,238	$946,445
MML Inflation-Protected Bond Fund*	88,838,021	364,588	112,458	20,666
MML Managed Bond Fund	385,300,913	1,702,829	1,798,127	1,542,682
MML Blend Fund	1,030,041,070	4,094,742	4,093,119	4,771,610
MML Equity Fund	1,407,914,617	5,113,168	4,625,623	5,327,932
MML Enhanced Index Core Equity Fund	18,156,480	92,690	66,674	55,458
MML Small Cap Equity Fund	100,914,597	580,751	457,956	410,410
MML Small Company Opportunities Fund	63,331,074	520,418	318,350	204,131

*	MML Inflation-Protected Bond Fund commenced operations on August 30, 2002.

The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days’ written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual’s control of the initials “MML” and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Each Management Agreement provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial “MML” is withdrawn from the Fund by MassMutual.

Babson Capital Management LLC

Pursuant to investment sub-advisory agreements between MassMutual and Babson Capital, Babson Capital serves as investment sub-adviser to MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, a portion of MML Equity, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Small Company Opportunities and MML Blend, and provides day-to-day management of these Funds’ investments. Babson Capital is located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield, Massachusetts 01111. Babson Capital is a wholly-owned subsidiary of DLB Acquisition corporation, an indirect controlled subsidiary of MassMutual.

MassMutual pays Babson Capital a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of MML Money Market, .08% of the average daily net assets of MML Inflation-Protected Bond, .10% of the average daily net assets of MML Managed Bond and .09% of the average daily net assets of the Money Market and Managed Bond Segments of MML Blend. MassMutual pays Babson Capital a fee equal to an annual rate of .13% of the average daily net asset value of the portion of MML Equity that Babson Capital manages, .13% of the average daily net asset value of the Equity Segment of MML Blend, .25% of the average daily net asset value of MML Small Cap Equity, .25% of the average daily net asset value of MML Enhanced Index Core Equity, and .75% of the average daily net asset value of MML Small Company Opportunities, as of the close of each business day. Additionally, Babson Capital agrees to assume the expenses associated with fund accounting for MML Equity, MML Small Cap Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities and the Equity Segment of MML Blend; Babson Capital has no responsibility for providing such fund accounting services, however.

For the last three fiscal years, MassMutual paid to Babson Capital the following amounts for providing investment sub-advisory services:

Fund	2004	2003	2002
MML Money Market Fund	$63,380	$83,360	$99,605
MML Inflation-Protected Bond Fund*	47,691	14,546	2,709
MML Managed Bond Fund	374,678	399,532	335,671
MML Blend Fund	1,185,441	1,195,218	1,388,479
MML Equity Fund	1,486,642	1,357,693	1,648,268
MML Enhanced Index Core Equity Fund	41,936	29,847	24,785
MML Small Cap Equity Fund	222,763	176,137	157,850
MML Small Company Opportunities Fund	334,266	204,309	126,864

*	MML Inflation-Protected Bond commenced operations on August 30, 2002.

MassMutual’s Sub-Advisory Agreements with Babson Capital will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of a Fund sub-advised by Babson Capital. Babson Capital provides investment sub-advisory services to MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Value Fund, MassMutual Premier Balanced Fund, MassMutual Premier High Yield Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Small Capitalization Value Fund and MassMutual Premier Small Company Opportunities Fund, all series of MassMutual Premier Funds, another registered, open-end investment company for which MassMutual serves as investment adviser.

Alliance Capital Management L.P.

Alliance Capital, together with Babson Capital, acts as a sub-adviser for MML Equity. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio, but not necessarily equal weighted. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. At December 31, 2004, Alliance Capital Management Holding L.P. (“Alliance Holding”) owned approximately 31.7% of the issued and outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). AXA Financial was the beneficial owner of approximately 60.9% of the issued and outstanding Alliance Units at December 31, 2004 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding Alliance Holding Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 61.3% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

MassMutual’s sub-advisory agreement with Alliance Capital will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of MML Equity. Alliance Capital also provides investment sub-advisory services for MassMutual Select Diversified Value Fund and MassMutual Select Large Cap Growth Fund, series of MassMutual Select Funds, an open-end investment company for which MassMutual serves as investment adviser.

For the last three fiscal years, MassMutual paid to Alliance Capital the following amounts for investment sub-advisory services:

Fund	2004	2003	2002
MML Equity Fund *	$413,958	$335,187	$271,657

*	Represents fees paid to Alliance Capital since February 20, 2002.

At a meeting held on April 27, 2005 the Board of Trustees of the Trust, including the disinterested Trustees, approved the Management Agreements and Sub-Advisory Agreements. In approving the Management Agreements, the Trustees first took note of the fact that the Adviser would delegate all responsibility for furnishing a continuous investment program for each Fund, and making investment decisions with respect to each Fund’s assets, to the relevant Sub-Advisers. The Trustees then examined the Adviser’s ability to provide investment oversight, administrative and shareholder services to each Fund. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to each Fund and the needs of each Fund for administrative and shareholder services. Based on the above, the Trustees concluded that the human resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Management Agreements.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of each Fund. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund’s sub-adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of each Fund, (iv) possible economies of scale, and (v) any conditions affecting the Adviser’s future provision of high quality services to each Fund. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were sufficient, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Management Agreements.

In reaching that conclusion, the Trustees also reviewed the advisory fees and other expenses of each Fund against such fees for a peer group of funds with similar investment objectives. For these purposes, the Trustees took into account not only the actual dollar amount of fees to be paid by each Fund to the Adviser, but also took into account the estimated profitability of each Fund to the Adviser and the so-called “fallout benefits” to the Adviser, such as any reputational value derived from serving as investment adviser to each Fund. Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Management Agreements were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving each Sub-Advisory Agreement with respect to the Funds, the Trustees considered a wide range of information about, among other things: each sub-adviser and its personnel with responsibilities for providing services to a Fund; the terms of each Sub-Advisory agreement; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; the fees payable to each sub-adviser by the Adviser; and the total expense ratio of each Fund and of similar funds managed by other advisers. Additionally, the Trustees were informed that each sub-adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which each Fund effects securities transactions may be used by each sub-adviser in advising other accounts that it advises. Conversely, research services furnished to each sub-adviser in connection with other accounts that it advises may be used by a sub-adviser in advising a Fund. Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of each sub-adviser would be well suited to each Fund, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Management Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or any Sub-Adviser (as such term is defined in the 1940 Act), unanimously voted to re-approve the continuance of the Management Agreements and the Sub-Advisory Agreements.

In their deliberations with respect to these matters, the Disinterested Trustees were advised by their counsel, who was determined by the Disinterested Trustees to be “independent legal counsel” within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Disinterested Trustees, did not identify any single matter as an all-important or controlling. The foregoing summary does not detail all of the matters considered.

Securities held by the Funds are also frequently held by the sub-advisers in their investment accounts and/or by other investment clients for which the sub-advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust’s management that such execution advantage and the desirability of retaining the sub-advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Other service providers of the Funds are as follows:

•	Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, the independent registered public accounting firm for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

•	Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for each of the Fund’s investments. As custodian, IBT has custody of each Fund’s securities and maintains certain financial and accounting books and records. As custodian, IBT does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

VII.    CODES OF ETHICS

The Trust, MassMutual, Babson Capital, and Alliance Capital have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

VIII.    BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Fund’s investment sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund’s investment sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Fund’s investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction. The investment sub-adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investments sub-adviser’s overall responsibilities to MML Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

By virtue of the Sub-Advisory Agreements, Babson Capital is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Money Market, MML

Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Enhanced Index Core Equity, MML Equity, MML Small Cap Equity and MML Small Company Opportunities; and Alliance Capital is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Equity.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to a Fund’s investment sub-adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of an investment sub-adviser’s clients and not solely or necessarily for the benefit of MML Trust. The investment sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment sub-adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent MML Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-advisor in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment sub-adviser’s in carrying out its obligations to MML Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002. MML Money Market and MML Inflation-Protected Bond did not incur any brokerage commissions during these periods.

	Year end 2004	Year ended December 31, 2003	Year ended December 31, 2002
MML Managed Bond Fund	$3,263	$0	$1,600
MML Blend Fund	850,146	1,275,443	1,360,226
MML Equity Fund	1,116,733	1,895,361	3,591,215
MML Enhanced Index Core Equity Fund	21,451	18,926	16,588
MML Small Cap Equity Fund	120,619	113,415	107,494
MML Small Company Opportunities Fund	172,046	101,968	75,027

	$2,284,258	$3,764,152	$5,592,846

The MML Equity Fund paid $152,529, $220,396 and $412,812 to Sanford C. Bernstein for the fiscal years ended December 31, 2004, December 31, 2003 and 2002, respectively. Sanford C. Bernstein is an affiliate of one of the Fund’s investment sub-advisers.

IX.    CAPITAL SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 (“Declaration of Trust”). A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund, except for MML Small Company Opportunities Fund, is a diversified (as defined in the 1940 Act) series of the Trust. The MML Small Company Opportunities Fund is a non-diversified series of the Trust. The fiscal year end for each Fund is December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Each Fund’s shares represent equal proportionate interests in the assets and liabilities belonging to that Fund. Shares of the Funds are transferable and have no preemptive, subscription or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the Fund, the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 8 series: MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Funds are not currently divided into two or more classes of shares. The Trustees do not currently intend to divide the shares of any Fund into two or more classes, but may do so in the future without obtaining shareholder approval. Should the Trustees divide a New Fund into two or more classes, all shares of a particular class of that Fund would represent an equal proportionate interest in the assets and liabilities belonging to that Fund allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of shareholders holding at least 50% of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders. Any series or class of the Trust may be terminated by vote of at least 50% of shareholders of that series or class or by the Trustees by written notice to the shareholders of that series or class.

Shares of the funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees, the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual series on all matters, unless otherwise required by the 1940 Act or other applicable law or as specifically required under the Declaration of Trust or Bylaws or as otherwise determined by the Trustees. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. If a Fund were to be divided into two or more classes of shares, a separate vote would be taken by the applicable class of the Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. A quorum for a shareholder meeting of the Funds is 10% of the shares entitled to vote in person or by proxy, and, where the vote is by series or by class, the quorum is 10% of the shares of that series or class entitled to vote. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law or regulation. Each Trustee will serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust except to (i) change the name of the Trust or any series or class thereof or to cure technical problems in the Declaration of Trust or (ii) add, delete, replace or otherwise modify any provisions relating to shares of the Trust contained in the Declaration of Trust in response to applicable laws or regulations or for the purpose of establishing and designating new series of classes of Trust shares.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each agreement, contract, instrument, or certificate entered into or executed by the Trust, or its Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

X.    PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust’s Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The NAV of each Fund’s shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of MML Money Market Fund to maintain a per share NAV of $1.00, although this cannot be assured.

Except as to MML Money Market, the manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When a Fund enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

MML Money Market Fund

MML Money Market’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of MML Money Market’s portfolio instruments based upon their amortized cost and the concomitant maintenance of MML Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, MML Money Market’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of MML Money Market’s portfolio holdings to determine the extent of any deviation in MML Money Market’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

XI.    TAX STATUS

It is the policy of each of the Funds to comply, and in 2004 each of the Funds did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes on income and gain it distributes to the separate investment accounts that invest in the Funds, each Fund must, among other things:

1.  derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

2.  diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and

3.  distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require each of the Fund’s assets to be diversified so that no single investment represents more than 55% of the value of the Fund’s total assets, no two investments represent more than 70% of the Fund’s total assets, no three investments represent more than 80% of the Fund’s total assets and no four investments represent more than 90% of the Fund’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). MML Trust intends to comply with these diversification requirements.

XII.    CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of each of the Funds to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund’s assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

Pursuant to the Taxpayer Relief Act of 1997 (the “1997 Act”), new “constructive sale” provisions apply to activities by the Funds which lock-in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

XIII.    INVESTMENT PERFORMANCE

XIV.    EXPERTS

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as counsel to MML Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2004 and are incorporated herein by reference in reliance on the report of Deloitte & Touche, LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2004 is available, without charge, upon request by calling 1-888-309-3539.

The name MML Series Investment Fund II is the designation of Trustees under an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund II shall be bound.

APPENDIX A

SECURITIES RATINGS

This is a description of Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) commercial paper and bond ratings:

I.    Commercial Paper Ratings:

S&P Commercial Paper Ratings—are graded into four categories, ranging from ‘A’ for the highest quality obligations to ‘D’ for the lowest. ‘A’ Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

“A-1”:    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

“A-2”:    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

Moody’s Commercial Paper Ratings—employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Prime-1:    Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:    Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Short-Term Credit Ratings—are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”:    Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”:    A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

II.    Bond Ratings

S&P describes its four highest ratings for corporate debt as follows:

A:	AAA	—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA	—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B:	BBB

—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B

PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MML Series Investment Fund II (the “Trust”) with respect to the voting of proxies on behalf of each series of the Trust (the “Series”). It is the general policy of the Trust, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUB-ADVISERS

1.  The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Trust annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Trust for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Trust annually.

3.  The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4.  The Sub-Advisers shall provide the Trust and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Trust and MassMutual to comply with applicable laws and regulations.

III.    THE TRUST AND MASSMUTUAL

1.  The officers of the Trust shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Trust shall not vote proxies on behalf of the Trust or the Series.

3.  MassMutual shall not vote proxies on behalf of the Trust or the Series.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

October 2004

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

BABSON CAPITAL MANAGEMENT LLC

(“Babson Capital”)

PROXY VOTING POLICIES AND PROCEDURES

Purpose

The purpose of these policies and procedures (the “Policy”) is to ensure that Babson Capital fulfills its responsibilities under Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Rule 206(4)-6 requires, among other matters, that Babson Capital adopt written policies and procedures that are reasonably designed to ensure that Babson Capital votes client securities in the best interests of such clients and describe how Babson Capital addresses material conflicts that may arise between Babson Capital’s interests and those of its clients.

Proxy Voting Policy

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e., prudently and in a manner believed by Babson Capital to best protect and enhance an investor’s returns). To implement this general principle, it is Babson Capital’s policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS’s proxy voting guidelines, a summary of which is attached as Appendix A hereto.

Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS’s recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a matter1, vote against ISS’s proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS’s recommendations or ISS’s proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS’s recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital’s or such person’s independence or judgment concerning how to vote proxies.

Administration of Proxy Voting Policy

Proxy Committee:    Babson Capital hereby creates a standing committee of Babson Capital officers to be called the Proxy Committee. Members of the Proxy Committee shall be appointed (and may be discharged) by the Chief Executive Officer of Babson Capital. The Committee shall (1) review the Policy and Babson Capital’s implementation of the Policy, including ISS’s guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) recommend, based on such review, such amendments to the Policy, if any, as it deems necessary or appropriate to ensure that proxies are voted in clients’ best interests, (3) approve proxy voting form(s), and (4) provide for the disclosures required by the Record Keeping Requirements Section below. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in the Proxy Voting Procedures Section of the Policy.

[1]	If a proxy involves an issue not addressed by ISS’s Guidelines, it shall be analyzed on a case-by-case basis.

Proxy Administrators:    Babson Capital’s Chief Operating Officer shall designate one or more Proxy Administrators (each, a “Proxy Administrator”). The Proxy Administrator shall have such responsibilities as are set forth in the Policy and such additional responsibilities as may be provided for by the Proxy Committee.

Proxy Voting Procedures

New Account Procedures:    Babson Capital’s investment management agreements for its institutional equity investment accounts and its private wealth management accounts generally convey the authority to vote proxies to Babson Capital. When the agreement states that the client has delegated proxy-voting authority to Babson Capital, Babson Capital will vote such proxies in accordance with the Policy. In the event a client makes a written request that Babson Capital vote in accordance with such client’s proxy voting policy and provides the client’s proxy voting policy to Babson Capital, Babson Capital will vote as instructed by the client. In the event an investment management agreement is silent on the matter, Babson Capital should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson Capital takes the position that it will assume proxy voting responsibilities in those situations where the agreement is silent and the client has provided no instructions as to its preferences.

Handling of Proxies:    All proxy statements and proxy cards received by a Babson Capital employee are to be immediately forwarded to the designated Proxy Administrator in the Cambridge, Massachusetts office for logging and posting of votes.

Voting Proxies:    Babson Capital will vote all client proxies in accordance with ISS’s recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a “Proxy Analyst”), the Proxy Committee or a designated member of the Proxy Committee, as applicable, determines that it is in clients’ best interests to vote against ISS’s recommendation or proxy voting guidelines2. In these cases:

If (i) a Proxy Analyst recommends that a proxy should be voted against ISS’s recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst’s recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS’s recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients’ best interests.

No employee, officer or director of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital’s General Counsel.

Required Disclosures/Client Request for Information

Babson Capital shall include a summary of the Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of the Policy and/or a record of how Babson Capital voted the client’s proxies. Any client requests for copies of the Policy or a record of how Babson Capital voted the client’s proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

[2]	Nothing herein shall preclude Babson Capital from splitting a vote in those cases where it deems appropriate.

Record Keeping Requirements

For equity investment clients for which Babson Capital has discretionary proxy voting authority, Babson Capital has contracted with ISS to retain:

(1)	All proxy statements regarding client securities; and

(2)	All records of votes cast on behalf of clients

for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.

For all other clients and for any proxies received with respect to which ISS has not provided Babson Capital with a recommendation; such information shall be retained by the Proxy Administrator receiving the proxy for such time periods. set forth in the SEC Rule 206(4)-6. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson Capital serves as investment adviser or investment sub-adviser, such records shall include the following detail:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security;

(3)	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security, if available;

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the investment company client cast its vote on the matter;

(8)	How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the investment company client cast its vote for or against management.

In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6:

(1)	The Policy and any amendments thereto;

(2)	All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

(3)	All records of client written requests for proxy voting information and the responses thereto.

APPENDIX A

Effective February 1, 2005

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.    Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

•	Are inside directors or affiliated outside directors and the full board is less than majority independent

•	Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

•	Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

•	Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

Additionally, the company should not have under-performed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3.    Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.    Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.    State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.    Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.    Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

Table 1:    Proxy Season 2005 Burn Rate Thresholds

		Russell 3000			Non-Russell 3000
GICS	GICS Dsec	Mean	Standard Deviation	Mean + Std Dev	Mean	Standard Deviation	Mean + Std Dev
1010	Energy	1.60%	1.02%	2.61%	2.59%	2.19%	4.78%
1510	Materials	1.55%	0.81%	2.36%	2.54%	1.92%	4.46%
2010	Capital Goods	1.86%	1.19%	3.05%	3.23%	2.93%	6.17%
2020	Commercial Services & Supplies	2.87%	1.53%	4.40%	4.39%	3.68%	8.07%
2030	Transportation	2.10%	1.50%	3.60%	2.44%	2.22%	4.66%
2510	Automobiles & Components	2.10%	1.37%	3.48%	2.90%	2.28%	5.18%
2520	Consumer Durables & Apparel	2.40%	1.51%	3.90%	3.42%	2.79%	6.21%
2530	Hotels Restaurants & Leisure	2.39%	1.08%	3.48%	3.30%	2.87%	6.17%
2540	Media	2.34%	1.50%	3.84%	4.12%	2.89%	7.01%
2550	Retailing	2.89%	1.95%	4.84%	4.26%	3.50%	7.75%
3010 to 3030	Food & Staples Retailing	1.98%	1.50%	3.48%	3.37%	3.32%	6.68%
3510	Health Care Equipment & Services	3.24%	1.96%	5.20%	4.55%	3.24%	7.79%
3520	Pharmaceuticals & Biotechnology	3.60%	1.72%	5.32%	5.77%	4.15%	9.92%
4010	Banks	1.44%	1.17%	2.61%	1.65%	1.60%	3.25%
4020	Diversified Financials	3.12%	2.54%	5.66%	5.03%	3.53%	8.55%
4030	Insurance	1.45%	0.88%	2.32%	2.47%	1.77%	4.24%
4040	Real Estate	1.01%	0.89%	1.90%	1.51%	1.50%	3.01%
4510	Software & Services	5.44%	3.05%	8.49%	8.08%	6.01%	14.10%
4520	Technology Hardware & Equipment	4.00%	2.69%	6.68%	5.87%	4.25%	10.12%
4530	Semiconductors & Semiconductor Equipment	5.12%	2.86%	7.97%	6.79%	3.95%	10.74%
5010	Telecommunication Services	2.56%	2.39%	4.95%	4.66%	3.90%	8.56%
5510	Utilities	0.90%	0.65%	1.55%	3.74%	4.63%	8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

•	The compensation committee has reviewed all components of the CEO’s compensation, including the following:

—	Base salary, bonus, long-term incentives

—	Accumulative realized and unrealized stock option and restricted stock gains

—	Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

—	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program

—	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

•	A tally sheet with all the above components should be disclosed for the following termination scenarios:

—	Payment if termination occurs within 12 months: $

—	Payment if “not for cause” termination occurs within 12 months: $

—	Payment if “change of control” termination occurs within 12 months: $

•	The compensation committee is committed to provide additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•	The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options[2] or performance-accelerated grants[3]. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•	The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

[2]	Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.
[3]	Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

•	Director stock ownership guidelines

—	A minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period

—	A minimum vesting of three years for stock options or restricted stock, or

—	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity

—	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

—	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	Retirement/Benefit and Perquisites programs

—	No retirement/benefits and perquisites provided to non-employee directors.

•	Quality of disclosure

—	Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Treatment of surrendered options

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.

Qualified Employee Stock Purchase Plans

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Nonqualified Employee Stock Purchase Plans

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value.

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.    Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs

•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers

•	Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

•	Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spinoff

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

•	The feasibility of financially quantifying environmental risk factors,

•	The company’s compliance with applicable legislation and/or regulations regarding environmental performance,

•	The costs associated with implementing improved standards,

•	The potential costs associated with remediation resulting from poor environmental performance, and

•	The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•	Risks associated with certain international markets

•	The utility of such a report to shareholders

•	The existence of a publicly available code of corporate conduct that applies to international operations

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:

•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

•	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.    Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

•	In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	are interested directors and sit on the audit or nominating committee; or

•	are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity, and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund’s target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

Change in Fund’s Subclassification

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund’s past performance; and terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor’s reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund’s NAV, the fund’s history of shareholder relations, and the performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Alliance Capital Management L.P.

MML Equity Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the U.S. Value Investment Policy Group, comprised of senior U.S. Value Investment Team members. The U.S. Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the U.S. Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The information shown below relates to the funds and accounts managed by the U.S. Value Equity Investment Policy Group of which Ms. Fedak and Messrs. Mahedy, Phillips and Marx are significant members. (Although Ms. Fedak and Messrs. Mahedy, Phillips and Marx may have significant responsibility, and may be identified as having such responsibility, with respect to other funds and accounts, they manage no accounts on an individual basis.)

Registered Investment Companies:

Total Number of Non-Mass Mutual Accounts:	38
Total Assets in Non-Mass Mutual Accounts:	$18,931,876,360
Number of Performance-Based Accounts:	1
Total Assets in Performance-Based Accounts:	$5,812,885,575

Other Pooled Investment Vehicles:

Total Number of Non-Mass Mutual Accounts:	4
Total Assets in Non-Mass Mutual Accounts:	$652,280,174
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:

Total Number of Non-Mass Mutual Accounts:	27,845
Total Assets in Non-Mass Mutual Accounts:	$53,403,010,880
Number of Performance-Based Accounts:	14
Total Assets in Performance-Based Accounts:	$3,152,941,506

Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client’s country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

Ownership of Securities:    The portfolio managers do not own any shares of the MML Equity Fund.

Compensation:

Alliance’s compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals

[1]	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria.

Conflicts of Interest:

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics

Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Babson Capital Management LLC

Other Accounts Managed:    Babson Capital’s portfolio managers are typically responsible for the day-to-day management of multiple accounts, including, among others, closed-end and open-end investment companies, as well as separate accounts for institutional clients (including foundations, endowments, pension funds and trusts) and high-net worth individuals.

Babson Capital portfolio managers that manage assets of the MML Series Funds also managed other accounts at December 31, 2004, the number and assets of which are identified below.

Portfolio Manager	Account Category	Number of Accounts*†	Approximate Asset Size*
Mary Wilson Kibbe	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 35	$2,543 million N/A $2,113 million

William Awad	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 31	$2,010 million N/A $1,005 million

Stephen Libera	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 34	$2,010 million N/A $2,034 million

David Nagle	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 31	$2,209 million N/A $573 million

Ronald Desautels	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 3	$162 million N/A $647 million

Paul Szczygiel	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 45	$1,286 million $30 million $959 million

Robert Baumbach	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 45	$1,286 million $30 million $959 million

Michael Farrell	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 2 3	$505 million $21 million $86 million

Chris Cao	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 2 3	$505 million $21 million $86 million

Anthony Maramarco	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 27	$1,311 million N/A $108 million

Michael Stack	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 0 27	$1,068 million N/A $108 million

*	Data as of December 31, 2004. Excludes the MML Series Fund(s) for which each portfolio manager has primary-day-to-day responsibility.
†	The only accounts represented in the above chart that have performance-based fees are the two “Other Pooled Investment Vehicles” managed by Mr. Farrell and Mr. Cao.

Material Conflicts of Interest:    The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Babson Capital a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage or the advantage of other accounts they manage or the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Babson Capital or its affiliates.

With respect to securities transactions for the funds, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation:    The compensation package for portfolio managers is comprised of base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the portfolio manager relative to appropriate benchmarks and external competitive peer groups. Performance of the fund, like other accounts a portfolio manager manages, is evaluated on a pre-tax basis, and is reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the growth of assets under management, and the overall success of Babson Capital. Long-term incentives may take the form of deferred cash awards, phantom equity awards in Babson Capital (e.g., deferred cash awards that provide a portfolio manager with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award that results in the manager receiving amounts based on the amount of the performance fee paid by such fund (a “performance fee award”). These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because portfolio managers are generally responsible for multiple accounts (including the MML Funds), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

Ownership of Securities:

Portfolio Manager	MML Series Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Paul Szczygiel	Small Cap Equity; Small Company Opportunities	None

Anthony Maramarco	Equity	$1-$10,000

Mary Wilson Kibbe	Money Market; Managed Bond; Blend	None

William Awad	Managed Bond Fund; Blend	None

Ronald Desautels	Inflation-Protected Bond	None

David Nagle	Inflation-Protected Bond	None

Michael Farrell	Enhanced Index Core; Blend; Equity	None

Chris Cao	Enhanced Index Core; Blend; Equity	None

Robert Baumbach	Small Cap Equity; Small Company Opportunities	None

Michael Stack	Equity	None

Stephen Libera	Managed Bond; Blend	None